UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 16, 2013, presentations entitled “The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), has Preferential Activity in the Activated B-cell-like (ABC) Subtype of Relapsed/Refractory (R/R) DLBCL: Interim Phase 2 Results” and “Updated Interim Results of an International, Multicenter, Phase 2 Study of Ibrutinib in Relapsed or Refractory Mantle Cell Lymphoma” relating to Pharmacyclics, Inc.’s product drug candidate Ibrutinib were made at the 18th Congress of European Hematology Association.  Copies of each of the presentations are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1
Presentation entitled “The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), has Preferential Activity in the Activated B-cell-like (ABC) Subtype of Relapsed/Refractory (R/R) DLBCL: Interim Phase 2 Results”

99.2	Presentation entitled “Updated Interim Results of an International, Multicenter, Phase 2 Study of Ibrutinib in Relapsed or Refractory Mantle Cell Lymphoma”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2013

PHARMACYCLICS, INC.

By:	/s/ Joshua T. Brumm
	Name:	Joshua T. Brumm
	Title:	Executive Vice President, Finance